Exhibit (m)(1): Calculations of Illustrations for VUL IV/VUL IV — ES NY
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $275,000 or 222% x $13,498.95
= $275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,954.09
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$561.93
- Mortality & Expense Charge****	$126.24
+ Hypothetical Rate of Return*****	$(144.47)

=	$13,499	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$46.76
2	$46.77
3	$46.78
4	$46.80
5	$46.81
6	$46.82
7	$46.83
8	$46.85
9	$46.86
10	$46.87

Month	COI
11	$46.88
12	$46.90
Total	$561.93

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(12.37)
2	$(12.31)
3	$(12.25)
4	$(12.19)
5	$(12.13)
6	$(12.07)
7	$(12.01)
8	$(11.95)
9	$(11.89)
10	$(11.83)
11	$(11.77)
12	$(11.71)

Total	$(144.47)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$13,498.95
- Year 5 Surrender Charge	$2,865.50

=	$10,633	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $275,000 or 222% x $16,254.48
= $275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,788.30
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$557.06
- Mortality & Expense Charge****	$142.79
+ Hypothetical Rate of Return*****	$788.53

=	$16,254	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$46.43
2	$46.43
3	$46.43
4	$46.42
5	$46.42
6	$46.42
7	$46.42
8	$46.42
9	$46.42
10	$46.42
11	$46.42
12	$46.41

Total	$557.06

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$65.55
2	$65.58
3	$65.61
4	$65.64
5	$65.67
6	$65.70
7	$65.73
8	$65.76
9	$65.79
10	$65.82
11	$65.85
12	$65.88

Total	$788.53
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,254.48
- Year 5 Surrender Charge	$2,865.50

=	$13,389	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $275,000 or 222% x $19,489.70
= $275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,857.09
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$551.45
- Mortality & Expense Charge****	$161.46
+ Hypothetical Rate of Return*****	$1,968.02

=	$19,490	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$46.06
2	$46.04
3	$46.02
4	$46.00
5	$45.98
6	$45.96
7	$45.95
8	$45.93
9	$45.91
10	$45.89
11	$45.87
12	$45.85

Total	$551.45

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$159.06
2	$159.93
3	$160.82
4	$161.70
5	$162.60
6	$163.50
7	$164.41
8	$165.33
9	$166.26
10	$167.19
11	$168.13
12	$169.08

Total	$1,968.02

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,495.53
- Year 5 Surrender Charge	$2,865.50

=	$16,630	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $99,805.44
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$80,907.01
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,233.35
- Mortality & Expense Charge****	$929.49
+ Hypothetical Rate of Return*****	$(1,063.74)

=	$99,805	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$269.10
2	$269.17

Month	COI
3	$269.23
4	$269.29
5	$269.35
6	$269.41
7	$269.48
8	$269.54
9	$269.60
10	$269.66
11	$269.72
12	$269.79

Total	$3,233.35

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(90.73)
2	$(90.35)
3	$(89.97)
4	$(89.59)
5	$(89.21)
6	$(88.83)
7	$(88.45)
8	$(88.08)
9	$(87.70)
10	$(87.32)
11	$(86.95)
12	$(86.57)

Total	$(1,063.74)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$99,805.44
- Year 5 Surrender Charge	$20,840.00

=	$78,965	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $120,013.92
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$94,342.58
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,205.06
- Mortality & Expense Charge****	$1,050.68
+ Hypothetical Rate of Return*****	$5,802.07

=	$120,014	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$267.19
2	$267.17
3	$267.15
4	$267.13
5	$267.12
6	$267.10
7	$267.08
8	$267.06
9	$267.04
10	$267.02
11	$267.01
12	$266.99

Total	$3,205.06

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$480.65
2	$481.16
3	$481.68
4	$482.19
5	$482.71
6	$483.23
7	$483.76
8	$484.28
9	$484.81
10	$485.34
11	$485.87
12	$486.40

Total	$5,802.07
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$120,013.92
- Year 5 Surrender Charge	$20,840.00

=	$99,174	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $143,724.76
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$109,488.15
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,172.58
- Mortality & Expense Charge****	$1,187.27
+ Hypothetical Rate of Return*****	$14,471.45

=	$143,725	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$265.03
2	$264.92
3	$264.80
4	$264.68
5	$264.57
6	$264.45
7	$264.33
8	$264.21
9	$264.09
10	$263.96
11	$263.84
12	$263.71

Total	$3,172.58

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,166.13
2	$1,173.18
3	$1,180.28

Month	Interest
4	$1,187.44
5	$1,194.66
6	$1,201.94
7	$1,209.27
8	$1,216.67
9	$1,224.13
10	$1,231.65
11	$1,239.23
12	$1,246.87

Total	$14,471.45
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$143,724.76
- Year 5 Surrender Charge	$20,840.00

=	$122,885	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $275,000 or 222% x $12,012.31
= $275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,800.97
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$921.47
- Mortality & Expense Charge****	$114.10
+ Hypothetical Rate of Return*****	$(130.59)

=	$12,012	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.15
2	$69.17
3	$69.20
4	$69.22
5	$69.25
6	$69.28
7	$69.30
8	$69.33
9	$69.35
10	$69.38
11	$69.40
12	$69.43

Total	$831.47

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(11.35)
2	$(11.26)
3	$(11.18)
4	$(11.09)
5	$(11.01)
6	$(10.92)
7	$(10.84)
8	$(10.76)
9	$(10.67)
10	$(10.59)
11	$(10.50)
12	$(10.42)

Total	$(130.59)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,012.31
- Year 5 Surrender Charge	$2,865.50

=	$9,147	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $275,000 or 222% x $14,543.19
= $275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,495.26
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$914.85
- Mortality & Expense Charge****	$129.42
+ Hypothetical Rate of Return*****	$714.70

=	$14,543	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$68.70
2	$68.71
3	$68.71
4	$68.72
5	$68.73

Month	COI
6	$68.73
7	$68.74
8	$68.75
9	$68.76
10	$68.76
11	$68.77
12	$68.78

Total	$824.85

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$60.17
2	$60.06
3	$59.95
4	$59.84
5	$59.73
6	$59.62
7	$59.51
8	$59.39
9	$59.28
10	$59.17
11	$59.06
12	$58.94

Total	$714.70
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,543.19
- Year 5 Surrender Charge	$2,865.50

=	$11,678	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $275,000 or 222% x $17,522.36
= $275,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,410.33
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$907.23
- Mortality & Expense Charge****	$146.73
+ Hypothetical Rate of Return*****	$1,788.49

=	$17,522	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$68.19
2	$68.17
3	$68.16
4	$68.14
5	$68.13
6	$68.11
7	$68.10
8	$68.08
9	$68.06
10	$68.05
11	$68.03
12	$68.01

Total	$817.23

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$146.15
2	$146.66
3	$147.18
4	$147.70
5	$148.22
6	$148.75
7	$149.28
8	$149.82
9	$150.36
10	$150.91
11	$151.46
12	$152.01

Total	$1,788.49
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,522.36
- Year 5 Surrender Charge	$2,865.50

=	$14,657	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $87,982.12
= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$71,779.66
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$6,135.88
- Mortality & Expense Charge****	$833.16
+ Hypothetical Rate of Return*****	$(953.50)

=	$87,982	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$502.86
2	$503.03
3	$503.21
4	$503.39
5	$503.56
6	$503.74
7	$503.91
8	$504.09
9	$504.26
10	$504.44
11	$504.61
12	$504.78

Total	$6,045.88

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(82.61)
2	$(82.04)

Month	Interest
3	$(81.46)
4	$(80.89)
5	$(80.31)
6	$(79.74)
7	$(79.17)
8	$(78.60)
9	$(78.03)
10	$(77.46)
11	$(76.89)
12	$(76.32)

Total	$(953.50)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$87,982.12
- Year 5 Surrender Charge	$20,840.00

=	$67,142	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $106,423.72
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$84,114.44
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$6,087.70
- Mortality & Expense Charge****	$944.66
+ Hypothetical Rate of Return*****	$5,216.64

=	$106,424	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$499.59
2	$499.63
3	$499.67
4	$499.71
5	$499.75
6	$499.79
7	$499.83
8	$499.87
9	$499.91
10	$499.95
11	$499.99
12	$500.03

Total	$5,997.70

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$438.08
2	$437.47
3	$436.87
4	$436.26
5	$435.65
6	$435.04
7	$434.43
8	$433.81
9	$433.19
10	$432.57
11	$431.95
12	$431.32

Total	$5,216.64

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$106,423.72
- Year 5 Surrender Charge	$20,840.00

=	$85,584	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $2,000,000 or 222% x $128,122.37
= $2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$98,050.87
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$6,032.24
- Mortality & Expense Charge****	$1,070.59
+ Hypothetical Rate of Return*****	$13,049.33

=	$128,122	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$495.90
2	$495.77
3	$495.64
4	$495.52
5	$495.39

Month	COI
6	$495.26
7	$495.13
8	$495.00
9	$494.86
10	$494.73
11	$494.59
12	$494.46

Total	$5,942.24

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,064.03
2	$1,068.17
3	$1,072.35
4	$1,076.56
5	$1,080.80
6	$1,085.08
7	$1,089.39
8	$1,093.74
9	$1,098.13
10	$1,102.56
11	$1,107.02
12	$1,111.51

Total	$13,049.33
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$128,122.37
- Year 5 Surrender Charge	$20,840.00

=	$107,282	(rounded to the nearest dollar)